Aegis Value Fund (AVALX) (the “Fund”)

Supplement dated February 10, 2012
to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information
(“SAI”) each dated December 29, 2011

1)           Effective March 5, 2012, U.S. Bancorp Fund Services, LLC has replaced UMB Fund Services, Inc. as the fund administrator, fund accountant, transfer agent and dividend paying agent to the Fund.  U.S. Bank, N.A., will serve as the new custodian, replacing UMB Bank, n.a.  Accordingly, all references to UMB Fund Services, Inc. or UMB Bank, n.a. in the summary prospectus, statutory prospectus and SAI should be replaced with U.S. Bancorp Fund Services, LLC (“USBFS”) or U.S. Bank, N.A., respectively.

2)           Effective March 5, 2012, all Fund purchase orders, redemption requests, correspondence, and any changes to shareholder accounts must be directed to USBFS at the following address:

Regular Mail:	Overnight Mail:
Aegis Value Fund	Aegis Value Fund
c/o U.S. Bancorp Fund Services	c/o U.S. Bancorp Fund Services
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

3)           Effective March 5, 2012 please use the following instructions when wiring funds:

                Wire Instructions:
U.S. Bank National Association
777 East Wisconsin Ave
Milwaukee WI 53202
ABA 075000022
Credit:
U.S. Bancorp Fund Services
Account #112-952-137
For Further Credit to:
Aegis Value Fund
(shareholder registration)
(shareholder account number)

4)           Investors are not allowed to make an initial purchase of shares through the Fund’s website. However, investors may continue to make additional purchases of Fund shares or redemption requests (if they have previously established these options) by visiting the Fund’s website at www.aegisfunds.com. Investors who wish to purchase or redeem Fund shares through a financial intermediary must contact the financial intermediary directly.

Please retain this supplement for your reference